© Fifth Third Bank | All Rights Reserved
Exhibit 99.1
Barclays Capital
Global Financial Services Conference
Kevin T. Kabat
President & Chief Executive Officer
September 13, 2011
Please refer to earnings release dated July 21, 2011 and
10-Q dated August 5, 2011 for further information

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Key themes
Well-positioned for success and leadership in new banking landscape
Strong levels of profitability
in 2010 and throughout
2011, broad-based credit
improvements, exceed fully
phased-in Basel III capital
standards today
Completely exited all
crisis-era government
support programs, one of
the few large banks without
TLGP-guaranteed debt
Continued investments in
business throughout crisis
to maintain and enhance
revenue-generating
capability while controlling
expenses
No significant business at
Fifth Third impaired during
crisis; traditional banking
focus consistent with
direction of financial reform

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Environment characterized by low growth
expectations and low interest rates
Potential lower growth and prolonged low-
rate environment
Lower securities reinvestment yields on
portfolio cash flows
Strong deposit flows
Competitive dynamics
Pick up in mortgage refinance activity
Firms facing significant litigation related to:
— Mortgage securitizations
— GSE repurchases
— Private label mortgage repurchases
Concerns about European sovereign debt
and banks / U.S. downgrade
Continued strong loan production
— Rates on loan originations have remained
relatively stable
Careful management of liability costs
— Disciplined pricing on deposits
— Continued evaluation of term liabilities
including CDs and TruPS
Stronger mortgage banking results
Mortgage risks manageable
— Quarterly mortgage repurchase expense
~$25mm and declining
— Total mortgage securitizations outstanding
$35mm and performing well (2003 HELOC)
Total non-U.S. sovereign debt exposure $3mm
— No peripheral* Europe sovereign debt
— ~$200mm in total exposure to companies in
peripheral* Europe:
$30mm loans to foreign domiciled
$54mm trade finance
$115mm loans to US subs of above
* Greece, Ireland, Italy, Portugal, Spain
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position

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Diverse revenue stream
•
— Current NII lower than normalized levels due to impact of low rate environment (e.g. low cost deposits including DDAs providing no explainable NII benefit)
• Added clarity regarding effect of reform on deposit and interchange fees
— Service charge impact (i.e. Reg E) already in run-rates
— Initial $30 million per quarter impact of Durbin amendment expected to be mitigated over time
(~1/3+ 4Q11; ~2/3 1H12; additional mitigation over time)
43% Fee income
NII
Fee income as % of 2Q11 revenue 2Q11 Fee income distribution
Revenue results remain solid, profitability strong despite sluggish economy
57%
Deposit fees
Corporate
banking
Investment
advisors Other
Mortgage
Card & Processing
14%
14%
14%
14%
19%
25%
Business mix provides higher than average diversity among spread and fee revenues

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Core funded balance sheet and pricing discipline
• Strong, deposit rich core funding mix supports
relatively low cost of funds
– Low reliance on wholesale funding
• Run-off of high cost CDs (particularly from 2H08)
will benefit NII in 2H11
– $8mm benefit expected in 3Q11 with
incremental $15mm in 4Q11
• Pricing discipline on commercial loans
– Spreads have narrowed from post-crisis levels
but remain attractive
– Loan rates have stabilized the past several
months
SOURCE: SNL Financial and company reports. Data as of 2Q11.
End of period transaction deposits defined as DDA, NOW and Savings/MMDA accounts; Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits and interest-bearing liabilities
Transaction Deposits / Total Deposits
C&I Spread to 1-month LIBOR
Peer average
80%
Cost of Funds
Peer average
0.81%
87%
86%
85%
83%
83%
82%
80%
79%
79%
77%
74%
73%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
ZION MTB CMA FITB WFC STI PNC USB KEY RF BBT HBAN
1.31%
1.00%
0.94% 0.94%
0.80%
0.79%
0.76%
0.76%
0.74%
0.66%
0.64%
0.34%
0.0%
0.5%
1.0%
1.5%
ZION BBT KEY USB RF STI FITB HBAN PNC MTB WFC CMA
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
C&I Yield 1 Month Libor Spread

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Expense discipline
Efficiency ratio*
Peer average: 64%
Sales / support ratio**
Efficient business model:
• Efficiency ratio better than most peers through
weak economic environment
– Reflects below-capacity balance sheet and
lower revenue than we expect and can
support longer term
– Current impact of credit costs on revenue
and expenses
Disciplined expense management
• Expenses being managed carefully in response
to revenue environment
– Down 6% versus early 2010
– Continuous process of expense evaluation
at Fifth Third
Investment for the future:
• Sales to support ratio has increased through
careful management of back office and front
office staff
Managing expenses for current revenue environment and long-term franchise value
Noninterest expense trend ($mm)
(6%)
Significant purchase accounting
benefit (ex-FITB)
* Source: Company reports. Data as of 2Q11. Efficiency ratio calculated as reported noninterest expense / (net interest income (fully taxable equivalent)+ noninterest income)
** Sales / support ratio calculated as Sales Headcount (full-time equivalent) / Support Headcount (full-time equivalent)
52%
53%
59%
60%
61%
64%
65%
66%
69%
70%
72%
76%
USB MTB FITB PNC WFC BBT HBAN KEY CMA STI RF ZION
$956
$935
$979
$987
$918
$901
$500
$700
$900
$1,100
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
100%
110%
120%
130%
140%
4Q08 4Q09 4Q10 2Q11
$1,000
$800
$600

PPNR +9%; Adjusted PPNR +5%; Credit-adjusted PPNR* +4%

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Strong pre-provision net revenue
PPNR trend
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense. Adjusted PPNR excludes securities gains / losses, other than temporary impairment gains / losses, and other related one-time items. Refer to appendix for reconciliation and detailed breakout of credit-related adjustments.
Source: SNL Financial and company reports. Data as of 2Q11.
* There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
** NPAs exclude covered assets for BBT, USB, ZION
• 2Q11 PPNR of $619mm up 14% from 1Q11 levels, and up 9% over prior year
– Reflects improved noninterest income and noninterest expense, partially offset by a decrease in net interest income
• Adjusted PPNR of $582mm up 7% sequentially and 5% year-over-year
– Includes negative adjustments totaling $37mm
– Results also included $64mm in credit related costs
Adjusted PPNR / Risk-weighted assets
Adjusted PPNR / Nonperforming assets (HFI) **
Robust pre-provision profitability = capacity to absorb losses and strong bottom line
Significant purchase
accounting benefit
Peer avg.: 2.3%
Peer avg.: 111%
Significant purchase
accounting benefit
PPNR        $567                  $760                   $583   $545                   $619
552
634
581
545
582
15
42
34
3
28
55
67
53
32
36
2Q10 3Q10 4Q10 1Q11 2Q11
Fee Income Credit Items
Adjusted PPNR
3.5%
3.0%
2.9%
2.6%
2.3%
2.2%
2.1%
1.8% 1.8% 1.8%
1.7%
1.2%
USB WFC BBT PNC FITB MTB HBAN STI ZION RF KEY CMA
270%
139% 139%
126%
111%
109%
104%
102%
67%
58%
53% 52%
USB KEY HBAN PNC FITB MTB WFC BBT CMA STI ZION RF
Noninterest Expense Credit Items

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Expect ROAA upside longer-term
Second quarter ROA of 1.22% included
—
Provision expense / average loans
of 58 bps
— $64mm of credit-related costs in
revenue and expense
Elevated credit costs should decline as
conditions normalize
— Credit-related costs historically of
~$25mm (pre-credit crisis)
— 1997-2006 Average Provision /
Loans of ~50 bps (45 bps average
net charge-off ratio)
— 2Q11 results and historical average
credit results would produce an
ROAA of approximately 1.4%
Long-term target of 1.3 – 1.5% return on assets
Earning asset growth Mid-50% efficiency ratio long-term
NIM of 3.5-4.0% Provision of 40-60 bps
Fees / Revenue ~40% Mitigation of financial reform
2Q11
Actual
2Q11
Illustrative
PPNR ex-credit costs** $683 $683
Credit costs (64) (25)
PPNR 619 658
Provision*** (113) (97)
Pre-tax income 506 561
Taxes**** (169) (168)
Net Income 337 393
ROAA 1.22% 1.42%
Illustrative ROA calculation using
historical NCO and credit-related costs*
* Not a projection
** PPNR before inclusion of credit costs
*** Illustrative provision calculated using 50 bps historical average provision / loan ratio
**** Illustrative taxes assumed effective tax rate of ~30%
Upper end of ROA target range assumes balance sheet growth and normalized rate environment

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

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Strong relative credit trends
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)* (HFS transfer)
3.8%
Before credit
actions
5.0%*
3Q11
expect
down
2.3%
Before credit
actions
FITB credit metrics are in line with or better than peers
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

3.8%
3.4%
3.4%
3.1%
2.8%
2.7%
2.6%
2.6%
2.4%
2.4%
2.1%
1.6%
RF
ZION
FITB
PNC
WFC
HBAN
USB
KEY
BBT
STI
CMA
MTB

184%
174%
160%
146%
122%
120%
112%
100%
91%
83%
76%
72%
USB
HBAN
FITB
KEY
BBT
PNC
RF
ZION
WFC
CMA
STI
MTB

11%
13%
16%
17%
18%
19%
26%
26%
27%
29%
31%
35%
KEY
HBAN
USB
CMA
PNC
FITB
BBT
WFC
STI
MTB
ZION
RF

(8%)
(5%)
(3%)
(2%)
1%
5%
6%
8%
9%
10%
11%
15%
HBAN
USB
FITB
KEY
PNC
CMA
ZION
RF
BBT
WFC
STI
MTB

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Strong credit coverage levels
Source: SNL Financial and company reports. Data as of 2Q11. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE)
Peer average: 23%
Reserves / NPLs
Peer average: 116%
(HFI NPAs + Over 90s – Reserves) / TCE
Peer average: 4%
Reserves / Loans
Peer average: 2.7%
Reserves and capital levels significant in relation to problem assets

11.1%
10.5%
10.5%
9.9%
9.6%
9.4%
9.2%
9.2%
9.2%
8.4%
8.0%
6.7%
KEY
CMA
PNC
HBAN
BBT
ZION
STI
FITB
WFC
USB
RF
MTB

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Strong capital position, Basel I and Basel III
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
12.8%
11.9%
12.6%
11.7%
12.3%
12.3%
11.8%
11.3%
10.4%
11.3%
7.9%
11.3%
Peers* not in order of graph at left; estimated
Reserves Tier 1 common (peers)
Tier 1 common (FITB)
12.2%
Bank Bank FITB Bank Bank Bank Bank Bank Bank Bank Bank Bank Bank Bank Bank Bank
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
9.6%
(Tier 1 common + reserves) / RWA
(not adjusted for Basel III)
(Tier 1 common + reserves) / RWA
(adjusted for Basel III)
Fifth Third’s capital position already well in excess of established standards, likely standards, and most peers
Source: SNL Financial, company filings, and third-party estimates. Regulatory financial data as of 2Q11.
* Peers include BAC, BBT, C, CMA, COF, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, WFC, ZION
Note: Estimates based on current Basel III rules released by the Basel Committee; actual rules subject to U.S. banking regulation. Assumes unrealized securities gains included in
Tier 1 common. Not adjusted for potential mitigation efforts. Four large peers include estimated Basel III RWA impact based on BIS proposals.

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Capital management philosophy
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Adequacy Review by Federal Reserve;
proposed future capital actions confidentially submitted
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Return to more normal dividend policy
*
• Strong levels of profitability would support
significantly higher dividend than current level
• Incorporated higher dividends in 1Q11 CCAR
**
submission
Strategic opportunities
*
• Prudently expand franchise or increase
density in core markets via disciplined
acquisitions or de novos
• Attain top 3 market position in 65% of markets
or more longer term
• Expect future acquisition activity although less
likely in near-term
Repurchases / Redemptions
*
• Common shares:
— Manage excess capital in light of regulatory
environment, other deployment alternatives,
maintenance of buffers over targeted / required
capital levels, and stock price
— Not included in 1Q11 CCAR** submission
• Trust preferred shares (TruPS):
— Potential redemption of certain TruPS included in
1Q11 CCAR
**
submission
— Have called $517mm due to regulatory capital
treatment event or on normal call dates
— Will evaluate remaining TruPS in context of
regulatory developments and desired capital
structure given continued changes in regulations
Strong internal capital generation; current long-term Tier 1 common equity target of ~8%

1.8%
1.5%
1.4%
1.3%
1.2%
1.1%
1.1%
0.8%
0.7%
0.6%
0.4%
0.3%
MTB USB PNC WFC FITB KEY HBAN BBT CMA ZION STI RF

24.8%
22.7%
17.4%
15.7%
14.0%
12.7%
11.2%
11.1%
6.2%
6.1%
2.9%
2.9%
MTB USB WFC PNC FITB HBAN KEY BBT STI CMA ZION RF

25.1
24.7
13.8
11.8
10.5
9.1
8.4
7.3
7.2
7.0
6.9
6.1
ZION RF STI BBT CMA USB WFC MTB HBAN FITB PNC KEY

216%
193%
139%
136%
108%
94%
93%
85%
76%
69%
67%
67%
USB MTB BBT WFC PNC HBAN FITB ZION STI KEY CMA RF

© Fifth Third Bank | All Rights Reserved
Strong returns drive capital generation
* 2Q11 annualized
Price as of 9/9/11
Price / Tangible Book Value
Peer average: 113%
Return on Average Tangible Common Equity*
Peer average: 12.2%
Significant purchase
accounting benefit
Return on Average Assets*
Peer average: 1.0%
Price / Earnings*
Peer average: 11.9
Significant purchase
accounting benefit
Well above average profitability and capital generation, well below average valuation

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Customer-centric traditional banking model:
well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities, consistent with direction of financial reform
— Dodd-Frank / Basel III do not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
— Low level of financial system “interconnectedness”
–
International activity primarily related to trade finance and lending to U.S.
subsidiaries of foreign companies
–
(e.g.) Fifth Third loss in Lehman bankruptcy expected to be less than $2mm
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading)
–
Daily VaR ~$1mm or less
–
Small private equity portfolio ~$100mm
— No originations of CDOs, securitizations on behalf of others
— Didn’t originate or sell subprime mortgages or Option ARMs
— No mortgage securitizations outstanding (except ~$35mm HELOC from 2003)
Business profile positions Fifth Third well – today and in the future
No significant business at Fifth Third impaired during crisis

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Well-positioned for the future
• Holding company cash currently sufficient for nearly 2 years of obligations; no holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012
Superior capital and liquidity position
• NCOs below 1.6%; 2.1x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (204% PPNR / NCOs in 2Q11)
• 1.2% ROAA; 14% return on average tangible common equity
Industry leader in earnings power

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings fro rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Vantiv, LLC, formerly Fifth Third Processing
Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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2011 2012 2013 2014 2015 2016 2017 on
Fifth Third Bancorp Fifth Third Capital Trust
$4,313
$750
Liquidity levels elevated in 3Q11
As of 2Q11, readily available borrowing capacity at FHLB:
$6.1B; contingent borrowing capacity at the Fed: $20.8B
—
Executed $2.5B in three-month FHLB borrowings in July
as a precaution to supplement liquidity through the
discussion and resolution of the U.S. debt ceiling limit
Holding Company cash at 6/30/11: $1.3B
Cash currently sufficient to satisfy all fixed obligations
for nearly 2 years (debt maturities, common and
preferred dividends, interest and other expenses)
without accessing capital markets; relying on dividends
from subsidiaries; proceeds from asset sales
Expected cash obligations over the next 12 months
—
$0 debt maturities
—
~$221mm common dividends (at $0.06 dividend)
—
~$35mm Series G preferred dividends
—
~$450mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Heavily core funded
$1,250
Strong liquidity profile
S-T
wholesale
6%
$2
$500 $500
2011 2012 2013 2014 2015 2016 2017 on
Demand
21%
Interest
checking
16%
Savings/
MMDA
Foreign office
3%
Consumer
time
6%
Non-core
deposits
3%
S-T
borrowings
3%
Other
liabilities
4%
Equity
11%
L-T debt
9%
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
24%

$200
$180
$160
$140
$120
$100
$80
$60
$40
$166
$184
$161
$145
$127
12
12
11
10
17
154
172
150
135
110
2Q10
3Q10
4Q10
1Q11
2Q11
Agencies
Private
Claims

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Mortgage repurchase overview
Demand requests and repurchase losses remain
volatile; near-term repurchase losses are expected to
remain somewhat elevated
Virtually all sold loans and new claims relate to
agencies
— 98% of outstanding balance of loans sold
— 87% of currently outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
2Q10 3Q10 4Q10 1Q11 2Q11
Beginning balance $84 $85 $103 $101 $87
Net reserve additions 19 47 21 10 15
Repurchase losses (18) (29) (23) (23) (22)
Ending balance $85 $103 $101 $87 $80
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
2005 and prior
GSE GNMA Private Total
$8,388 $318 $613 $9,319
2006 1,915 67 289 2,271
2007 3,119 99 252 3,470
2008 3,248 774 3 4,024
2009 and later 28,677 8,264 1 36,942
Total $45,348 $9,522 $1,155 $56,025
* Includes reps and warranty reserve ($60mm) and reserve for loans sold with recourse ($20mm)

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
3Q10 5%
4Q10 4%

17%
15%
17%
21%
30%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

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Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $211mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$920mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 4Q10
Mortgage TDR 60+ redefault trend by vintage*
1Q08      4%
2Q08      7%
3Q08      8%
4Q08      9%
1Q09     12%
2Q09    13%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through March 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    13%
$1.3B current consumer TDRs (%)
4Q09      8%
$1.1
billion
2008
2009
1Q10      7%
2Q10      5%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
2010

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NPL rollforward
Significant improvement in NPL inflows over past two years
Consumer NPL inflows restated to conform with call report guidelines
NPL HFI Rollforward
Commercial
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Beginning NPL Amount 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,214 1,211
New nonaccrual loans 544 832 602 405 310 290 224 299 309
Paydowns, payoffs, sales and net other activity (190) (246) (332) (425) (402) (630) (168) (199) (177)
Charge-offs (181) (266) (308) (200) (100) (379) (103) (103) (90)
Ending Commercial NPL 2,110 2,430 2,392 2,172 1,980 1,261 1,214 1,211 1,253
Consumer
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Beginning NPL Amount 459 477 517 555 561 550 323 466 434
New nonaccrual loans 157 166 193 170 238 182 283 153 140
Net other activity (139) (126) (155) (164) (249) (409) (140) (185) (188)
Ending Consumer NPL 477 517 555 561 550 323 466 434 386
Total NPL 2,587 2,947 2,947 2,733 2,530 1,584 1,680 1,645 1,639
Total new nonaccrual loans - HFI 701 998 795 575 548 472 507 452 449

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Flat QoQ; (35%) YoY
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
550
1,980
323
1,261
466
1,214
434
1,211
386
1,253
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial
Consumer

(1%) QoQ; (18%) YoY
$600
$400
$200
$0
$548
$472
$507
$452
$449
$310
$290
$283
$299
$309
$238
$182
$224
$153
$140
2Q10
3Q10*
4Q10
1Q11
2Q11
Total
Commercial
Consumer

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Non-performing loans
Non-performing loans ($mm)
$2.5B
$1.6B
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
$1.6B
Fifth Third’s non-performing loan inflows (relative to loans) have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows down significantly
$1.7B
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
See slide 20 for more information
Consumer NPL inflows restated to conform with call report guidelines
$1.6B
FITB
ex-HFS

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Regulation G Non-GAAP reconciliation
$ in millions
(unaudited)
June March December September June
2011 2011 2010 2010 2010
Pre-tax Pre-provision Net Revenue:
Income before income taxes (a) 506 $             377 $             417 $             303 $             242 $
Provision expense (b) 113                168                166                457                325
Pre-tax, pre-provision net revenue (PPNR) (a) + (b) 619                545                583                760                567
Annualized PPNR (c) 2,483             2,210             2,313             3,015             2,274
Adjustments remove (benefit) / detriment
Securities (gains) / losses (6)                   (8)                   (21)                 (4)                   (8)
Gain on BOLI settlement -                 -                 -                 (127)               -
Valuation of 2009 Visa total return swap 4 9 5                     -                 -
Vantiv, LLC warrants & puts (29)                 2 (3)                   5                     (10)
Other litigation reserve expense -                 -                 -                 -                 3
Extinguishment (gains) / losses (6)                   (3)                   17                  -                 -
Adjusted PPNR 582                545                581                634                552
Annualized Adjusted PPNR (d) 2,328             2,180             2,324             2,536             2,208
Credit-related items in noninterest income
Gain / (loss) on sale of loans 8                     17                  21                  (1)                   6
Commercial loans HFS FV adjustment (9)                   (16)                 (35)                 (9)                   (7)
Gain / (loss) on sale of OREO properties (26)                 (2)                   (19)                 (29)                 (13)
Mortgage repurchase costs (0)                   (2)                   (1)                   (2)                   (1)
Total credit-related revenue impact 28                  3                     34                  42                  15
Credit-related items in noninterest expense
Mortgage repurchase expense 14                  8                     20                  45                  18
Provision for unfunded commitments (14)                 (16)                 (4)                   (23)                 (6)
Derivative valuation adjustments 1                     (0)                   (1)                   8                     9
OREO expense 6                     13                  11                  9                     7
Other problem asset related expenses 30                  28                  27                  28                  26
Total credit-related operating expenses 36                  32                  53                  67                  55
Credit-adjusted PPNR 646                580                668                743                622
Financial & Asset Quality Metrics:
Risk-weighted assets (e) 100,319 $      99,392 $        100,561 $      98,904 $        98,604 $
Net charge-offs 304                367                356                956                434
Annualized net charge-offs (f) 1,219             1,488             1,412             3,793             1,741
HFI Nonperforming assets (g) 2,088             2,126             2,174             2,082             2,969
Ratios:
PPNR / RWA (c) / (e) 2.5% 2.2% 2.3% 3.0% 2.3%
PPNR / NCO (c) / (f) 204% 149% 164% 79% 131%
PPNR / HFI NPA (c) / (g) 119% 104% 106% 145% 77%
Adjusted PPNR / RWA (d) / (e) 2.3% 2.2% 2.3% 2.6% 2.2%
Adjusted PPNR / NCO (d) / (f) 191% 146% 165% 67% 127%
Adjusted PPNR / HFI NPA (d) / (g) 111% 103% 107% 122% 74%
For the Three Months Ended